Note 11 - Long-term Debt	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Long-Term Debt [Text Block]

Note 11. Long-Term Debt

(in thousands)

Long-term debt as of December 31, 2023 and 2022 is summarized as follows:

	2023	2022
Secured line of credit	$18,000	$18,000
Total long-term debt	$18,000	$18,000

Secured line of credit

On June 9, 2021, the Company obtained a secured revolving line of credit (“Line”) in the amount of $20,000 with First Horizon Bank. The proceeds of the Line were used to enhance the Bank’s capital structure. The Line bears interest at a floating interest rate linked to WSJ Prime Rate with an initial interest rate of 8.50%, which is payable quarterly on the first day of each calendar quarter, commencing on July 1, 2022, with the final installment of interest being due and payable concurrently on the same date that the principal balance is due. The Line also bears an unused line fee at a rate equal to 0.25%, applied to the unused balance of the Line. The Line is fully secured by the common stock of the Bank. The Line matures on June 9, 2024, at which time all unpaid interest and principal is due and payable. As of September 30, 2023 the Company did not meet the Return on Average Assets covenant set forth in the applicable loan agreement of 50 basis points on a rolling four quarter basis. The Company failed the return on average assets covenant with a four quarter rolling average of 47 basis points. The loan agreement does not provide a grace or cure period for the default, which would constitute a default in 2023.

However, the Company met all other requirements set forth in the agreement as of December 31, 2023.

The aggregate stated maturities of long-term debt outstanding at December 31, 2023, are summarized as follows:

Year Ending
December 31,	Amount
2024	$18,000
Thereafter	-
$18,000